Defiance Daily Target 2X Long Uranium ETF
Schedule of Investments
as of May 31, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 3.7%	Shares	Value
Global X Uranium ETF	1,171	$37,753
TOTAL EXCHANGE TRADED FUNDS (Cost $37,532)		37,753

SHORT-TERM INVESTMENTS - 8.7%
Money Market Funds - 8.7%
First American Government Obligations Fund - Class X, 5.23%(a)	88,056	88,056
TOTAL SHORT-TERM INVESTMENTS (Cost $88,056)		88,056

TOTAL INVESTMENTS - 12.4% (Cost $125,588)		$125,809
Other Assets in Excess of Liabilities - 87.6%		887,274
TOTAL NET ASSETS - 100.0%		$1,013,083

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day effective yield as of May 31, 2024.

Defiance Daily Target 2X Long Uranium ETF
Schedule of Total Return Swap Contracts
as of May 31, 2024 (Unaudited)

Terms of Payments to be Received	Terms of Payments to be Paid	Counterparty	Maturity Date	Payment Frequency	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Global X Uranium ETF	Overnight Bank Funding Rate + 1.50% = 0.00%	Clear Street Derivatives	05/24/2024	Monthly	$1,989,208	$(754)
Total Unrealized Appreciation (Depreciation)						$(754)

There are no upfront payments or receipts associated with total return swaps in the Fund as of May 31, 2024.

 Summary of Fair Value Exposure at May 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of May 31, 2024:

Defiance Daily Target 2x Long Uranium ETF

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$37,753	$–	$–	$37,753
Money Market Funds	88,056	–	–	88,056
Total Investments	$125,809	$–	$–	$125,809

Liabilities:
Other Financial Instruments(a):
Total Return Swaps	$(754)	$–	$–	$(754)
Total Other Financial Instruments	$(754)	$–	$–	$(754)

(a) The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of May 31, 2024.

Refer to the Schedule of Investments for additional information.